Catholic Responsible Investments Funds

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

Institutional Shares: CRNSX

Summary Prospectus

March 1, 2023

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://cbisonline.com/us/. You can also get this information at no cost by calling 866-348-6466, by sending an e-mail request to CRIFund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2023, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Catholic Responsible Investments International Small-Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.96%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.40%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.25)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.15%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 1.15% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$117	$419	$742	$1,658

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of small capitalization companies based in those countries included in the MSCI All Country World ex-US Small Cap Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in a broadly diversified portfolio of equity securities of small capitalization companies that are located in countries throughout the world. The Fund generally considers small-cap foreign companies to be those companies with similar market capitalization and located in countries included in the MSCI All Country World ex-US Small Cap Index. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe or Asia. The Fund invests in both developed markets and emerging markets but will not invest in frontier markets. The Fund defines emerging markets countries as countries that are classified by MSCI Emerging Markets Index as emerging markets, and it defines frontier markets countries as countries that are classified by MSCI Frontier Markets Index. The Fund generally invests in at least three different countries, and invest at least 40% of its assets in securities of non-U.S. companies or, if conditions are not favorable, invest at least 30% of its assets in securities of non-U.S. companies. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser.

Global Alpha Capital Management Ltd. (“Global Alpha”)

Global Alpha’s International Small Cap Strategy used for the Fund consists of a concentrated portfolio of international small capitalization stocks, between 50 and 70 names, chosen by utilizing a fundamental approach to identify companies deemed to have unrecognized and accelerating earnings growth potential. The investment team’s bottom-up stock selection process is guided by key international themes that drive growth potential. Global Alpha believes the key to generating consistent added value for clients over time is by creating portfolios from the bottom-up, using a global thematic perspective and a risk-controlled, low turnover approach. The application of this approach results in a portfolio with a core / growth style bias.

Lazard Asset Management LLC (“Lazard”)

The Lazard strategy utilized for the Fund seeks to outperform the MSCI ACW ex-US Small Cap Index. Lazard seeks consistency throughout market cycles and relies on a core, bottom-up stock selection approach while avoiding unwanted top-down or macro exposures to achieve this objective. The investment universe for the portion of the Fund’s assets allocated to Lazard consists of approximately 6,000 developed and emerging-market small cap stocks using an active, quantitatively based investment process that evaluates each company’s growth potential, valuation, market sentiment and financial quality on a daily basis relative to global peers. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, capitalization and beta.

The active, quantitative approach utilized by Lazard’s portfolio management team begins by defining the universe of stocks with sufficient liquidity and data to develop a proper analysis. Additional criteria are used to restrict the universe according to the Fund’s commitment to Catholic Responsible InvestingSM. Companies are evaluated daily relative to peers according to Lazard’s assessment of four independent measures, including growth potential, valuation, market sentiment and financial quality. Companies deemed to have the most attractive rankings will typically receive the largest relative weight. Risk is managed on a benchmark relative basis controlling country, industry, sector, capitalization, beta within prescribed ranges around the benchmark allowing stock selection to determine relative return.

The Fund will typically invest the majority of its assets allocated to Lazard in equity securities, including REITs of non-US developed and emerging markets companies. Under normal circumstances, the Fund invests at least 80% of its assets allocated to Lazard in equity securities. Asset allocation among countries and regions is designed to approximate that of the underlying benchmark, attempting to assure return consistency with the asset class. Lazard will not engage in market timing or make significant shifts between country markets or economic sectors based on their outlook.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the

Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Small-Capitalization Company Risk — The Fund is also subject to the risk that small-cap stocks may underperform other segments of the equity market or the equity market as a whole. Small-cap companies may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, small-cap stocks may be more volatile than those of larger companies and may be subject to great liquidity risk. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
18.96%	(27.20)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND	1 Year	Since Predecessor Fund’s Inception (December 30, 2019)
Fund Returns Before Taxes	(17.03)%	0.36%
Fund Returns After Taxes on Distributions	(17.70)%	N/A^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(10.09)%	N/A^
MSCI All Country World Ex-US Small-Cap Index (reflects no deduction for fees, expenses or taxes)*	(19.56)%	1.49%

*

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 developed markets countries (excluding the US) and 26 emerging markets countries. With 4,391 constituents, the index covers approximately 14% of the global equity opportunity set outside the US.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Advisers and Portfolio Managers

Lazard Asset Management LLC

Paul Moghtader, Managing Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Taras Ivanenko, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Peter Kashanek, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Ciprian Marin, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Craig Scholl, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Susanne Willumsen, Managing Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Alex Lai, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Global Alpha Capital Management, Ltd.

Robert Beauregard, Chief Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Global Alpha Capital Management, Ltd. since 2021.

David Savignac, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Global Alpha Capital Management, Ltd. since 2021.

Qing Ji, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Global Alpha Capital Management, Ltd. since 2021.

Serge Depatie, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Global Alpha Capital Management, Ltd. since 2021.

Sain Godil, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Global Alpha Capital Management, Ltd. since 2021.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional Shares of the Fund, you must generally invest the minimum presented below. Systematic planned contributions are required to be at least $1,000.

Name of Fund	Institutional Shares
Catholic Responsible Investments International Small-Cap Fund	$1,000,000

The Fund reserves the right to waive the minimum investment amount in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-348-6466.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CRI-SM-013-0200